Rule 497(e)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV

(the “Trust”)

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2018

AS SUPPLEMENTED ON JULY 27, 2018

DATED JANUARY 11, 2019

Resolute Investment Managers, Inc., a Delaware corporation, has announced an agreement to acquire a majority interest in SSI Investment Management Inc. (“SSI”), the Fund’s investment sub-advisor responsible for portfolio management of the Fund (the “Transaction”).

If completed, the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment sub-advisory agreement among the Fund, SSI and First Trust Advisors L.P., the Fund’s investment advisor (“FTA”) (the “Sub-Advisory Agreement”), which would result in the automatic termination of the Sub-Advisory Agreement. Both FTA and the Board of Trustees of the Fund will evaluate the impact of the Transaction on the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE